                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

_____  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

Proxy Statement

August 22, 2001

INFLATION-ADJUSTED TREASURY FUND

IMPORTANT VOTING INFORMATION INSIDE!

[american century logo and text logo (reg. sm)

Proposal 1: Change An Investment
   Objective of Inflation-Adjusted Treasury ................................   7
Other Matters ..............................................................   9

                                                   American Century Investments

                  American Century Investment Management, Inc.
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200

August 22, 2001

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of the shareholders of the American Century  Inflation-Adjusted Treasury fund to be held on Friday,
November 16, 2001. At this meeting, you are being asked to vote on an important proposal affecting your fund. If the proposal is approved at the Special
Meeting, the name of the fund will be changed to American Century
Inflation-Adjusted Bond Fund.

Please don't put these materials aside thinking that you will return to them at another time. If shareholders do not return their proxies, additional expenses must be incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE
A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

The Board of Trustees of your fund has unanimously approved this proposal and recommends a vote "FOR" it. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at
1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call 1-800-345-3533, ext. 5004.

To more efficiently handle this proxy solicitation, we have hired Alamo Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ask if you have questions or concerns about the voting process and to assist you with your vote.

I appreciate your consideration of this important proposal. Thank you for investing with American Century and for your continued support.

Sincerely,

/*/Randy Merk
Randall W. Merk
President and Chief Investment Officer

Proxy/Prospectus Statement                                                    1

PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the proposal to be considered at the
Special Meeting. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting. PLEASE REMEMBER TO VOTE YOUR
SHARES AS SOON AS POSSIBLE. If enough shareholders return their proxy cards soon, additional costs for follow-up mailings and phone calls may be avoided.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The meeting will be held on Friday, November 16, 2001, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only. There will be no presentations about the fund.
The record date for the meeting is the close of business on August 10, 2001.
Only shareholders who own shares of the fund on the record date are entitled to vote at the meeting.

WHY IS THE FUND HAVING A SPECIAL MEETING?

To consider a proposed change in the fund's investment objective.
Inflation-Adjusted Treasury currently invests in inflation-indexed U.S. Treasury securities guaranteed by the full faith and credit pledge of the U.S.
government. In addition, the fund may purchase traditional U.S. Treasury securities, and may invest up to 35% of its assets in inflation-indexed securities issued by U.S. government agencies and government-sponsored organizations other than the U.S. Treasury. The proposed change would allow the fund managers flexibility to invest in inflation-indexed securities issued by entities other than the U.S. Treasury and U.S. government agencies and instrumentalities. Shareholder approval is required for this investment policy change.

A complete description of the proposed changes begins on page 7.

WILL THIS CHANGE SUBSTANTIALLY AFFECT THE WAY INFLATION-ADJUSTED TREASURY IS
MANAGED?

Only slightly in the short term. Inflation-Adjusted Treasury currently invests in inflation-indexed U.S. Treasury securities guaranteed by the full faith and credit pledge of the U.S. government. In addition, the fund may purchase traditional U.S. Treasury securities, and may invest up to 35% of its assets in inflation-indexed securities issued by U.S. government agencies and government-sponsored organizations other than the U.S. Treasury. The proposed change would allow the fund managers flexibility to invest in inflation-indexed securities issued by entities other than the U.S. Treasury and the U.S.
government and its agencies and instrumentalities.

The team that manages Inflation-Adjusted Treasury, led by David Schroeder,
Senior Vice President and Senior Portfolio Manager, will continue to manage the fund if the proposal is approved.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THE PROPOSAL?

The Trustees unanimously recommend that you vote "FOR" the proposal.

2                                                 American Century Investments

WHEN WILL THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE TAKE EFFECT IF IT IS
APPROVED?

If approved, the proposed change to the fund's investment objective will be effective on December 3, 2001. The change to the fund's name also will be effective on December 3, 2001.

WHO IS ASKING FOR MY VOTE?

Your Board of Trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail or by fax. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, send your fax to the toll-free number listed on your proxy card.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees and vote it "FOR" the proposal. You also may vote in person at the meeting on Friday, November 16, 2001.

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. EVEN IF YOU PLAN TO ATTEND THE MEETING TO VOTE IN PERSON, WE ASK THAT
YOU RETURN THE ENCLOSED PROXY VOTE CARD. DOING SO WILL HELP US ACHIEVE A QUORUM
FOR THE MEETING.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call
1-800-345-3533, ext. 5004.

Proxy/Prospectus Statement                                                    3

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          American Century Investments
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

                        TO BE HELD ON NOVEMBER 16, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the American
Century Inflation-Adjusted Treasury Fund (the "fund"), a series of American
Century Government Income Trust, a Massachusetts business trust (the "company"), will be held at the company's offices at 4500 Main Street, Kansas City,
Missouri, on Friday, November 16, 2001, at 10 a.m. Central time, for the following purposes:

1.  To approve a change in the investment objective of the Inflation-Adjusted
    Treasury fund;

2.  To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the fund. Please complete, sign and return the enclosed proxy card.

Shareholders of record as of the close of business on August 10, 2001, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE COMPANY'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE
"FOR" THE PROPOSAL.

August 22, 2001

BY ORDER OF THE BOARD OF TRUSTEES

/*/David Tucker
David C. Tucker
Senior Vice President

4                                                  American Century Investments

DETAILED DISCUSSION OF PROXY ISSUES

August 22, 2001

The enclosed proxy is solicited by the Board of Trustees of American Century
Government Income Trust in connection with a Special Meeting of shareholders of the American Century Inflation-Adjusted Treasury fund. The Special Meeting will be held Friday, November 16, 2001, at American Century's offices at 4500 Main
Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "company." The series of capital stock of the company for which the Special
Meeting is called, the American Century Inflation-Adjusted Treasury fund, will be referred to as the "fund."

The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century
Investment Management, Inc., the fund's investment manager (referred to in the proxy statement as "ACIM"). This notice of meeting and proxy statement are first being mailed to shareholders on or around August 22, 2001. ACIM, at its expense, has hired the proxy solicitation firm of Alamo Direct to help solicit proxies for the meeting. Supplemental solicitations for the meeting may be made by Alamo
Direct or by ACIM, either personally or by mail, telephone or facsimile.

VOTING OF PROXY. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

The fund is divided into two classes. Both classes of shares of the fund have identical voting rights, except where a proposal affects only one class. Where a proposal affects only one class, only that class gets to vote on the proposal.
Because the proposals affect both classes of the fund equally, the classes will not have separate votes. The number of outstanding votes of the fund, as of the close of business on July 13, 2001, is:

   Inflation-Adjusted Treasury      90,925,588

Because the record date is August 10, 2001, the total number of votes by class at the meeting may be different.

Only those shareholders owning shares as of the close of business on August 10,
2001, may vote at the meeting or any adjournments thereof. Each share of the fund gets one vote for each dollar of the fund's net asset value the share represents. If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by November 16, 2001, to constitute approval of the proposal, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy).
The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment.

Proxy/Prospectus Statement                                                    5

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

QUORUM. A quorum is the number of shareholders legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders
Meeting is 40% of the outstanding shares of the fund entitled to vote at the meeting. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for the purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote FOR the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote AGAINST such proposals against any such adjournments.

SHAREHOLDER VOTE REQUIRED. Approval of the proposals requires the affirmative vote of holders of a majority of the outstanding shares of the fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67%
or more of the shares of the fund present at the meeting, so long as the holders of more than 50% of the fund's outstanding shares are present or represented by proxy; or  (ii) more than 50% of the outstanding voting securities of the fund, whichever is less.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the proposals.

COST OF PROXY SOLICITATION. The cost of the proxy solicitation and shareholder meeting will be borne by ACIM and NOT by the shareholders of the fund.

INVESTMENT MANAGER. American Century Investment Management, Inc. is the fund's investment manager. American Century Services Corporation provides the fund with transfer agency services. Both companies are wholly owned subsidiaries of
American Century Companies, Inc. The mailing address for American Century and the fund is P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is the fund's principal underwriter. ACIS's mailing address is P.O. Box 419200, Kansas City,
Missouri 64141-6200.

ANNUAL REPORT. The fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call us at 1-800-331-8331.

6                                                 American Century Investments

SHARE OWNERSHIP

The following table sets forth, as of the close of business as of July 13, 2001, the share ownership of those shareholders known by ACIM to own more than 5% of the fund's outstanding shares.

                                        Number of           Percent of
Name and Address of Record Owner        Shares Owned        Outstanding Shares
--------------------------------------------------------------------------------
Investor
 Charles Schwab & Co.                  3,376,064            37%
 San Francisco, California

 National Financial Services Corp.     1,845,301            20%
 New York, New York

Advisor
 Charles Schwab & Co.                     63,106            45%
 San Francisco, California

 Nationwide Trust Company                 41,893            30%
 Columbus, Ohio

 National Financial Services LLC          13,000             9%
 New York, New York

As of July 13, 2001, the officers and directors of the fund, as a group, owned less than 1% of the fund's outstanding shares.

Proposal 1: Change an Investment Objective of Inflation-Adjusted Treasury

Inflation-Adjusted Treasury's current investment objective is to seek total return and inflation protection consistent with investment in U.S. Treasury inflation-adjusted securities (the "Current Investment Objective"). The proposed investment objective is to seek to provide inflation protection and income consistent with investment in inflation-indexed securities (the "Proposed
Investment Objective"). If the proposed change in investment objective is approved, the name of the fund will be changed to "Inflation-Adjusted Bond
Fund."

Inflation-Adjusted Treasury currently invests in inflation-indexed U.S. Treasury securities guaranteed by the full faith and credit pledge of the U.S.
government. In addition, the fund may invest in traditional U.S. Treasury securities, and may invest up to 35% of its assets in inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury. However, ACIM has proposed, and the Board of Trustees of the fund has approved, a change to the Current Investment Objective in order to allow the fund flexibility to invest in inflation-indexed securities issued by entities other than the U.S. Treasury and the U.S. government and its agencies and instrumentalities.

The proposed change to the Current Investment Objective will not substantially change the basic investment characteristics of Inflation-Adjusted Treasury, but it may change the type of securities selected for its portfolio. In the past, those securities have been primarily securities that are issued by the U.S.
Treasury and the U.S. government and its agencies and instrumentalities. The
Proposed Investment

Proxy/Prospectus Statement                                                    7

Objective will permit portfolio managers to invest an unlimited percentage of the fund's assets in inflation-indexed securities issued by entities other than the U.S. Treasury or the U.S. government and its agencies and instrumentalities.

In recent years, inflation risks have been perceived as very low. This perception has been encouraged by the fact that the prevailing rate of inflation has remained at historically low levels. Consequently, demand for inflation-indexed securities and the desire for issuers to issue such securities has also been low. Historical trends, however, suggest that this cannot continue indefinitely. While the vast majority of inflation-indexed securities are currently U.S. government issued, it is likely that non-governmental issuers will issue inflation-indexed securities as inflation risks increase in the future. The Proposed Investment Objective will allow the fund to take advantage of these investment opportunities while continuing to provide an investment return linked to inflation.

This change is being proposed by ACIM with the intent of enhancing the long-term performance potential of the fund.

While the principal risks of investing in the fund will remain the same, the increased ability of the fund to invest in non-governmental issuers increases the potential credit risk associated with the fund. Credit risk represents the risk that an issuer will fail to make a scheduled payment on a debt security.
Securities issued by the U.S. government and its agencies and instrumentalities feature very low credit risk. Other issuers have varying degrees of credit risk that must be evaluated by American Century's portfolio management teams to assess the attractiveness of the investment opportunity, since the tradeoff for assuming additional credit risk is a potentially higher return. To mitigate this additional risk, the fund is limited to investment in issuers whose credit has been rated BBB (by Standard & Poor's or the equivalent by another recognized rating organization) or higher, or, if unrated, determined to be of equivalent credit quality by American Century Investment Management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
PROPOSAL.

8                                                 American Century Investments

OTHER MATTERS

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

The Board of Trustees knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Charles A. Etherington, Vice
President, American Century Investments, P.O. Box 419200, Kansas City, Missouri
64141-6200.

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the fund, in care of American Century Investments, P.O. Box
419200, Kansas City, Missouri 64141-6200, whether other people are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

August 22, 2001

/*/David Tucker
David C. Tucker
Senior Vice President

Proxy/Prospectus Statement                                                    9

SH-BKT-26484   0108

                                  FORM OF PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831 or fax both sides to
1-888-796-9932. If you prefer, you can vote online at
https://vote.proxy-direct.com or by telephone at 1-800-597-7836. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                        Please detach at perforation before mailing.

PROXY                          [FUND NAME DROP IN]                   PROXY
              (A Series of American Century Government Income Trust)
               SPECIAL MEETING OF SHAREHOLDERS - November 16, 2001

This Proxy is solicited on behalf of the Board of Directors of American Century
Mutual Funds, Inc. and relates to a proposal that applies to Fund listed above.
By signing below, I (we) appoint as proxies Charles A. Etherington, Charles C.S.
Park, Janet A. Nash, Brian L. Brogan, and Otis H. Cowan and each of them (with power of substitution) to vote for the undersigned all shares of common stock I
(we) own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the
Company or the series or class, as applicable.

                        VOTE BY INTERNET: https://vote.proxy-direct.com
                        VOTE BY TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER:

                              If shares are held by an individual,
                              sign your name exactly as it appears
                              on this card. If shares are held
                              jointly, either party may sign, but
                              the name of the party signing should
                              conform exactly to the name shown on
                              this proxy card. If shares are held
                              by a corporation, partnership or
                              similar account, the name and the
                              capacity of the individual signing
                              the proxy card should be indicated -
                              for example: "ABC Corp.,
                              John Doe, Treasurer."

                              X
                              --------------------------------------------------
                              Signature                                 Date
                              X
                              --------------------------------------------------
                              Signature of joint owner, if any          Date
                              X

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
REQUIRED IF MAILED IN THE U.S.

                            (Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

Please indicate your vote by marking the appropriate box below. Example:
The Board of Directors recommends a vote "FOR" the proposal.

                                                              FOR  AGAINST  ABSTAIN

1.  Approval of the proposed change of investment objective   / /    / /      / /
    as described in the proxy statement.

IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY.